Long term financial assets	6 Months Ended
Jun. 30, 2021
Long term financial assets
Long term financial assets

5.     Long term financial assets

The Group holds preferred shares in Amphivena recognized at their fair value of €3 million. During the six months ended June 30, 2021 the fair value increased by €0.1 million due to exchange rate differences recognized in other comprehensive income.

The Group also holds common shares in Roivant Sciences Ltd. at their fair value of €11.7 million. During the three and six months ended June 30, 2021 the fair value decreased by €4.0 million and €5.4 million, due to the implied value of the Roivant common shares as reflected in the proposed merger with Montes Archimedes Acquisition Corp, which was announced in May 2021. The decrease has been  recognized in other comprehensive income.

For the valuation of the shares of Amphivena, the Group based its estimate primarily on observable financing round valuations and considered certain other publicly available information as well as relevant qualitative information provided by Amphivena as of the respective valuation dates (level 3). The fair value of the shares in Roivant was based on the implied value of the Roivant common shares as reflected in the proposed merger with Montes Archimedes Acquisition Corp, as announced in May 2021 (level 3).